SCHEDULE 14C
                                 (Rule 14c-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934

Check the appropriate box:

  X
 _____  Preliminary Proxy Statement     _____ Confidential, for Use of the
                                              Commission Only (as permitted
                                              by Rule  14c-5(d)(2))
 ____     Definitive Proxy Statement

                         MOUNTAIN STATES RESOURCES, INC.
                        _________________________________
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

   X      No fee required.
 _____

 _____    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1)  Title of each class of securities to which transaction applies:
_______________________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:
_______________________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_______________________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
_______________________________________________________________________________

     (5)  Total fee paid:
_______________________________________________________________________________

 ____     Fee paid previously with preliminary materials.

 ____     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
_______________________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:
_______________________________________________________________________________

     (3)  Filing Party:
_______________________________________________________________________________

     (4)  Date Filed:
_______________________________________________________________________________



                  PRELIMINARY PROSPECTUS DATED AUGUST 15, 1997


                         MOUNTAIN STATES RESOURCES, INC.
                              (A Utah Corporation)
                                501 Waller Street
                                Austin, TX  78702

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

     You are cordially invited to attend a Special Meeting of the Shareholders of Mountain States Resources, Inc., a Utah corporation (hereinafter "the Company"), which will be held at 501 Waller Street, Austin, Texas, on September 26, 1997, commencing at 10:00 a.m., local time, for the following purpose:

     PROPOSAL NO. 1 - To consider and vote upon a proposal to change the name of the Company by amending Article I of the Articles of Incorporation of the Company to read as follows: "The name of the corporation is Micro-Media Solutions, Inc."

     The complete text of this proposal and the reasons your directors have proposed its adoption are contained in the Proxy Statement included with this package.

     The Special Meeting may adjourn from time to time without notice other than by announcement at the Special Meeting, or at any adjournment thereof, and any and all business for which the Special Meeting is hereby noticed may be transacted at any such adjournment.

     The Company's Shareholders entitled to notice of and to vote at the Special Meeting, and any adjournment thereof, are Shareholders of record at the close of business on September 5, 1997, as fixed by the Board of Directors.

     A list of the Company's Shareholders entitled to notice of and to vote at the Special Meeting will be made available during regular business hours at the Company's corporate offices at 501 Waller Street, Austin, Texas 78702, from the date of this notice for inspection by any Shareholder for any purpose germane to the Special Meeting.

     You are encouraged to attend the Special Meeting. HOWEVER, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /S/ Mitchell C. Kettrick
                              _______________________________
                              Mitchell C. Kettrick, Secretary
Austin, Texas
August 11, 1997
                         MOUNTAIN STATES RESOURCES, INC.
                              (A Utah Corporation)

                       SPECIAL MEETING OF THE SHAREHOLDERS
                          _____________________________

                              INFORMATION STATEMENT
                          _____________________________

                                  INTRODUCTION

     This Information Statement is being furnished to Shareholders of Mountain States Resources, Inc. ("the Company"), a Utah corporation, in connection with the Special Meeting of Shareholders, and at any adjournments thereof, to be held on September 26, 1997, at 10:00 a.m., local time, at 501 Waller Street, Austin, Texas 78702. The first date on which this Information Statement is first being sent to Shareholders of the Company is on or about ___, 1997.

     Only the Company's Shareholders of record as of the close of business on September 5, 1997, will be entitled to vote at the Special Meeting or at any adjournment thereof.

     The principal executive offices of the Company are located at 501 Waller Street, Austin, Texas 78702.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                      SHARES OUTSTANDING AND VOTING RIGHTS

     At the close of business on September 5, 1997, the record date for determining Shareholders eligible to vote at the Special Meeting, the Company had outstanding 10,764,733 shares of common stock, par value $0.10 per share.
On the proposal provided for in this Information Statement the shareholders
entitled to vote will each have one vote per share.   The presence in person or
by proxy of the holders of at least a majority of the outstanding shares is necessary to constitute a quorum at the Special Meeting. Any amendment to the Articles of Incorporation as set forth herein shall require the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Company. Any other proposals shall require the affirmative vote of a majority of the shares entitled to vote and represented in person or by proxy at the Special Meeting. Abstentions are considered as shares present and entitled to vote but are not counted as affirmative votes cast on a given matter. A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner does not have the discretion to vote the beneficial owner's shares with respect to the proposals. Any broker or nominee "non-votes" with respect to the proposals will not be considered as shares entitled to vote on that matter and will not be considered by the inspector when counting votes cast on the matters.

     The executive officers and directors (and their affiliates) of the Company own approximately 83.83% of the outstanding shares of the Company. The Company has been informed that those executive officers and directors presently intend to vote in favor of the proposal set forth herein.

     The Company will bear the cost of preparing and mailing the material furnished to the shareholders in connection with the Special Meeting.

FOR THE REASONS STATED HEREIN, YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"THE PROPOSAL SET FORTH HEREIN:

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information furnished by the following persons concerning the Common Stock ownership as of July 21, 1997, of
(i) each person who is known to the Company to be the beneficial owner of more than 5 percent of the Common Stock; (ii) all directors and executive officers; and (iii) directors and executive officers of the Company as a group:

                                                            Amount and Nature
Name and Address         of Beneficial
of Beneficial Owner      Ownership (FN-1)              Percent of Class
____________________     _______________               ______________
Jose G. Chavez           7,125,000                     66.18%
501 Waller Street
Austin, TX 78702

Mitchell C. Kettrick     1,425,000                     13.24%
501 Waller Street
Austin, TX 78702

George Villalva          475,000                       4.41%
501 Waller Street
Austin, TX 78702

Officers and Directors
as a Group (3 Persons)   9,025,000                     83.83%

(FN-1) Unless otherwise indicated, this column reflects amounts as to which the beneficial owner has sole power and sole investment power.

     The Company is not aware of any arrangements, the occurrence of which would result in a change of control of the Company.


                                CHANGE OF CONTROL

     On May 15, 1997, the Company entered into an Agreement and Plan of Reorganization (the "Agreement") with Micro-Media Solutions, Inc., a Texas corporation ("Micro-Media"). The Agreement provided for the issuance of 9,310,000 shares of the Company for all of the outstanding shares of Micro-Media
 . On June 23, 1997, the closing of the Agreement occurred. The Company issued 9,310,000 shares of common stock of the Company for all of the outstanding shares of Micro-Media. Thus, the Company now has outstanding 10,764,733 shares of common stock. The former shareholders of Micro-Media own approximately 86.48% of the outstanding common stock of the Company. In addition, Mr. Jose Chavez now owns 7,125,000 shares of the Common Stock, or 66.18%, of the Company and is therefore believed to control the Company by virtue of the number of outstanding shares of the Company owned by him. Also, Mr. Chavez is the president, chief executive officer, and a chairman of the Company. Each of the former shareholders of Micro-Media exchanged their shares of such entity for shares of the Company as set forth in the Agreement. Micro-Media is now a wholly owned subsidiary of the Company.

     The following table sets forth the names of those persons who were former shareholders of Micro-Media who received stock of the Company pursuant to the
Agreement:

     Name of Stockholder      No. of Shares Beneficially Owned        Percentage
     ___________________      ________________________________        __________
     Jose Chavez              7,125,000                               66.18%
     Andrew Ramirez           285,000                                 2.65%
     Mitchell Kettrick        1,425,000                               13.24%
     George Villalva          475,000                                 4.41%


                                 PROPOSAL NO. 1
                          CHANGE OF NAME OF THE COMPANY

     In connection with the recent acquisition of Micro-Media Solutions, Inc., a Texas corporation, as described above, management believes that the name of the parent Company should be changed to reflect the current business of the wholly owned subsidiary. Thus, the Board of Directors has approved the following amendment to the Articles of Incorporation of the Company: Article I of the Articles of Incorporation of the Company should be amended to read as follows:
"The name of the corporation is Micro-Media Solutions, Inc." Such amendment should have no effect on the shareholders of the Company.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE FOR THIS PROPOSAL TO BE VOTED UPON AT THE SPECIAL MEETING.
                     ---
                              SHAREHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the next annual meeting of shareholders must be received by the secretary at the offices of Mountain States Resources, Inc. no later than December 1, 1997, in order to be included in the company's proxy statement and form of proxy relating to that meeting.


                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        /S/ Jose Chavez
                                        _____________________________
                                        Jose Chavez, President

Austin, Texas
August 14, 1997